Exhibit A
to
DEPOSIT AGREEMENT


THE RIGHT, IF ANY, OF THE
OWNER OF THE AMERICAN
DEPOSITARY SHARES
EVIDENCED BY THIS RECEIPT
TO VOTE THE DEPOSITED
SECURITIES REPRESENTED BY
SUCH AMERICAN DEPOSITARY
SHARES IS GOVERNED BY AND
MAY BE LIMITED IN
ACCORDANCE WITH THE
PROVISIONS OF PARAGRAPH
18 OF THIS AMERICAN
DEPOSITARY RECEIPT

AMERICAN DEPOSITARY
SHARES (Each American
Depositary Share
represents four (4)
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT FOR ALIEN BOARD
SHARES
OF THE PAR VALUE THBH 10
EACH OF
SHINAWATRA SATELLITE
PUBLIC COMPANY LIMITED
(INCORPORATED UNDER THE
LAWS OF THE KINGDOM OF
THAILAND)


	The Bank of New York, as
depositary (hereinafter
called the "Deposi-
tary"), hereby certifies
that _________________
or registered assigns IS
THE OWNER OF
____________________


AMERICAN DEPOSITARY
SHARES


representing deposited
Alien Board Shares, par
value THBH 10 each
(herein called
"Shares"), of Shinawatra
Satellite  Public
Company Limited,
incorporated under the
laws of the Kingdom of
Thailand (herein called
the "Company").  At the
date hereof, each
American Depositary
Share represents four
(4) Shares which are ei-
ther deposited or
subject to deposit under
the deposit agreement at
the Siam Commercial Bank
Public Company Limited
(herein called the
"Custodian").  The
Depositary's Corporate
Trust Office is located
at an address different
from that of its
principal executive
office.  Its Corporate
Trust Office is located
at 101 Barclay Street,
New York, New York
10286, and its principal
executive office is
located at 48 Wall
Street, New York, New
York 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, NEW YORK  10286



	1.	THE DEPOSIT
AGREEMENT.  This
American Depositary Re-
ceipt is one of an issue
of American Depositary
Receipts (herein called
"Receipts"), all issued
and to be issued upon
the terms and conditions
set forth in the deposit
agreement, dated as of
April 24, 1997 herein
called the "Deposit
Agreement"), by and
among the Company, the
Depositary, and all
Owners and Holders from
time to time of Receipts
issued thereunder, each
of whom by accepting a
Receipt agrees to become
a party thereto and be-
come bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
Holders of the Receipts
and the rights and
duties of the Depositary
in respect of the Shares
deposited thereunder and
any and all other
securities, property and
cash from time to time
received in respect of
such Shares and held
thereunder (such Shares,
securities, property and
cash are herein called
"Deposited Securities").
 Copies of the Deposit
Agreement are on file at
the Depositary's Corpo-
rate Trust Office in New
York City and at the
office of the Custodian.

		The statements made
on the face and reverse
of this Receipt are
summaries of certain
provisions of the
Deposit Agreement and
are qualified by and
subject to the detailed
provisions of the
Deposit Agreement, to
which reference is
hereby made.
Capitalized terms used
but not defined herein
shall have the meanings
set forth in the Deposit
Agreement.

	2.	DEPOSIT OF SHARES.
Anything to the contrary
contained herein or in
the Deposit Agreement
notwithstanding, the
only type of Shares of
the Company that will be
accepted for deposit and
that are deliverable
upon withdrawal are
those so-called "Alien
Board Shares" which are
Shares of the Company
which may be held and
traded by non-Thai
nationals, or any
equivalent mechanism
which clearly defines
the acquisition,
ownership and sale of
Shares by non-Thai
nationals,  provided
that if the Stock
Exchange of Thailand or
the government of the
Kingdom of Thailand
introduces a change
which would allow non-
Thai nationals to own
Shares other than Alien
Board Shares, or any
equivalent mechanism,
without violating any
Thai laws generally
applicable thereto, the
Company in its sole
discretion may authorize
the Depositary in
writing to take
advantage of such change
or liberalizing measure,
by allowing for the
deposit of such non-
Alien Board Shares or
otherwise as shall be
determined in the sole
discretion of the
Company.

		Anything herein
contained or contained
in the Deposit Agreement
to the contrary
notwithstanding, the
number of Shares on
deposit under the
Deposit Agreement shall
not exceed 25% of the
total number of Shares
outstanding from time to
time (which total number
of Shares outstanding is
currently approximately
135,001,000 (One Hundred
and Thirty-five Million
and One Thousand)), and
the Company shall from
time to time inform the
Depositary in writing of
any increase or decrease
in such total number;
provided, however, that,
notwithstanding any such
decrease, the Depositary
shall be under no
obligation to cause a
corresponding decrease
in the number of Shares
on deposit under the
Deposit Agreement.  The
Depositary shall not be
responsible for any
change in the number of
Shares to be accepted
for deposit under until
it has received actual
notice of such change in
writing from the Company
and has had a reasonable
opportunity to so notify
the Custodian.

	3.	SURRENDER OF RECEIPTS
AND WITHDRAWAL OF
SHARES.  Upon surrender
of this Receipt at the
Corporate Trust Office
of the Depositary, and
upon payment of the fee
of the Depositary
provided in this
Receipt, and subject to
the terms and conditions
of the Deposit
Agreement, the Owner
hereof is entitled to
delivery, to him or upon
his order, of the amount
of Deposited Securities
at the time represented
by the American
Depositary Shares for
which this Receipt is
issued.  Delivery of
such Deposited
Securities may be made
by the delivery of
(i)(a) certificates in
the name of the Owner
hereof or as ordered by
him or (b) certificates
properly endorsed or
accompanied by proper
instruments of transfer
to the Owner hereof or
as ordered by him and
(ii) any other
securities, property and
cash to which the Owner
hereof is then entitled
to in respect of such
Receipt.  Such delivery
will be made at the
option of the Owner
hereof, either at the
office of the Custodian
or at the Corporate
Trust Office of the De-
positary, provided that
the forwarding of
certificates for Shares
or other Deposited
Securities for such
delivery at the
Corporate Trust Office
of the Depositary shall
be at the request, risk
and expense of the Owner
hereof.

	4.	TRANSFERS, SPLIT-UPS
AND COMBINATIONS OF
RECEIPTS.  The transfer
of this Receipt is
registrable on the books
of the Depositary at its
Corporate Trust Office
by the Owner hereof in
person or by duly
authorized attorney,
upon surrender of this
Receipt at its Corporate
Trust Office properly
endorsed for transfer or
accompanied by a proper
instrument or
instruments of transfer
and funds sufficient to
pay any applicable
transfer taxes and the
fees and expenses of the
Depositary and upon
compliance with such
regulations, if any, as
the Depositary may
establish for such
purpose.  This Receipt
may be split into other
such Receipts, or may be
combined with other such
Receipts into one
Receipt, representing
the same aggregate
number of American
Depositary Shares as the
Receipt or Receipts
surrendered.  As a
condition precedent to
the execution and
delivery, registration
of transfer, split-up,
combination or surrender
of any Receipt, the
delivery of any
distribution thereon, or
withdrawal of any
Deposited Securities,
the Depositary, the Cus-
todian or any Registrar
or co-Registrar may
require payment from the
depositor of Shares or
the presentor of the
Receipt of a sum
sufficient to reimburse
it for any tax or other
governmental  charge and
any stock transfer or
registration fee with
respect thereto (in-
cluding any such tax or
charge or fee with re-
spect to Shares being
deposited or withdrawn)
and payment of any ap-
plicable fees as
provided in this
Receipt, may require the
production of proof
satisfactory to it as to
the identity and
genuineness of any
signature and may also
require compliance with
such regulations, if
any, as the Depositary
may establish consistent
with the provisions of
the Deposit Agreement or
this Receipt, including,
without limitation,
Paragraph 24 of this
Receipt.

		After consultation
with the Company, the
delivery of Receipts
against deposits of
Shares generally or
against deposits of
particular Shares may be
suspended, or the regis-
tration of transfer of
Receipts in particular
instances may be
refused, or the
registration of transfer
of outstanding Receipts
generally may be
suspended, during any
period when the transfer
books of the Depositary
or the Company (or, if
applicable, of the
Foreign Registrar,
specifically, the Share
Depository Center) are
closed, or if any such
action is deemed
necessary or advisable
by the Depositary or the
Company at any time or
from time to time
because of any re-
quirement of law or of
any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this
Receipt, or for any
other reason subject to
Paragraph 24 hereof.
The surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only
to (i) temporary delays
caused by closing the
transfer books of the
Depositary or the Com-
pany or the deposit of
Shares in connection
with voting at a
shareholders' meeting,
or the payment of
dividends, (ii) the
payment of fees, taxes
and similar charges, and
(iii) compliance with
any United States or
foreign laws or
governmental regulations
relating to the Receipts
or to the withdrawal of
the Deposited Secu-
rities.  Without
limitation of the
foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit  Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of 1933
and the rules and
regulations promulgated
thereunder, unless a
registration statement
is in effect as to such
Shares.

	5.	LIABILITY OF OWNER
FOR TAXES AND OTHER
CHARGES.  If any tax or
other governmental
charges shall become
payable by the
Depositary or a
Custodian with respect
to any Receipt or any
Deposited Securities
represented by the
American Depositary
Shares evidenced hereby,
the amount of such tax
or other governmental
charges shall be payable
to the Depositary by the
Owner hereof.  The
Depositary may refuse
and the Company shall be
under no obligation, to
effect the registration
of any transfer of this
Receipt or any
withdrawal of Deposited
Securities represented
hereby until such
payment is made, and may
withhold any dividends
or other distributions,
or may sell for the
account of the Owner
hereof any part or all
of the Deposited
Securities represented
by this Receipt, and may
apply such dividends or
other distributions or
the proceeds of any such
sale in payment of such
tax or other
governmental charge and
the Owner hereof shall
remain liable for any
deficiency.

	6.	DISCLOSURE OF
INTERESTS.  The Company
may from time to time
request Owners or former
Owners to provide
information as to the
capacity in which such
Owners own or owned
Receipts and regarding
the identity of any
other Persons then or
previously interested in
such Receipts and the
nature of such interest
and various other
matters.  Each Owner
agrees to provide any
information requested by
the Company or the
Depositary pursuant to
this Paragraph 6 and
Section 3.04 of the
Deposit Agreement
whether or not such
Person is still an Owner
at the time of such
request.  The Depositary
agrees to use reasonable
efforts to comply with
written instructions re-
ceived from the Company
requesting that the
Depositary forward any
such requests to the
Owners  and to forward
to the Company any such
responses to such
requests received by the
Depositary.

	7.	WARRANTIES OF
DEPOSITORS.  Every
Person depositing Shares
hereunder and under the
Deposit Agreement shall
be deemed thereby to
represent and warrant
that such Shares and
each certificate
therefor are validly
issued, fully paid, non-
assessable and free of
any pre-emption rights
of the holders of
outstanding Shares and
that the Person making
such deposit is duly
authorized so to do.
Every such Person shall
also be deemed to
represent that the
deposit of Shares or
sale of Receipts by such
Person is not restricted
under the Securities Act
of 1933.  Such
representations and
warranties shall survive
the deposit of such
Shares and issuance of
such Receipts.

	8.	FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION.  Any Person
presenting Shares for
deposit or any Owner of
a Receipt may be
required from time to
time to file such proof
of citizenship or
residence, exchange
control approval, the
identity of the Person
legally or beneficially
interested in the
Receipt and the nature
of such interest, or
such information
relating to the
registration on the
books of the Company (or
of the appointed agent
of the Company for
transfer and
registration of Shares,
which may be, but need
not be, the Foreign
Registrar, specifically,
the Share Depository
Center) of the Shares
presented for deposit or
other information, and
to execute such
certificates and to make
such representations and
warranties, as the De-
positary or the Company
may deem necessary or
proper.  The Depositary
may withhold the deliv-
ery or registration of
transfer of any Receipt
or the distribution or
sale of any dividend or
other distribution of
rights or of the
proceeds thereof or the
delivery of any De-
posited Securities until
such proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.  The
Depositary shall, upon
the  request and at the
expense of the Company,
provide the Company in a
timely manner with
copies of all such
proofs, certificates and
written representations
and warranties provided
to the Depositary under
this Paragraph 8 and
Section 3.01 of the
Deposit Agreement.  No
Share shall be accepted
for deposit unless
accompanied by evidence
satisfactory to the De-
positary (which may be
an opinion of counsel)
that any necessary
approval has been
granted by the
governmental body in the
Kingdom of Thailand, if
any, which is then
performing the function
of the regulation of
currency exchange
control

	9.	CHARGES OF
DEPOSITARY.  The Company
agrees to pay the fees
and reasonable expenses
of the Depositary and
those of any Registrar
only in accordance with
agreements in writing
entered into between the
Depositary and the
Company from time to
time.  The Depositary
shall present its
statement for such
charges and expenses to
the Company once every
three months.  The
charges and expenses of
the Custodian are for
the sole account of the
Depositary.

		The following charges
shall not be payable by
the Company but shall be
incurred by any Person
depositing or
withdrawing Shares or by
any Person surrendering
Receipts or to whom
Receipts are issued
(including, without
limitation, issuance
pursuant to a stock
dividend or stock split
declared by the Company
or an exchange of stock
regarding the Receipts
or Deposited Securities
or a distribution of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement),
whichever applicable:
(i) the fees of the
Depositary for the
execution and delivery
of Receipts pursuant to
Section 2.03 of the
Deposit Agreement, the
execution and delivery
of Receipts pursuant to
Section 4.03 of the De-
posit Agreement, the
surrender of Receipts
pursuant to Section 2.05
of the Deposit
Agreement, and the
making of any cash
distribution pursuant
to the Deposit
Agreement, including but
not limited to Sections
4.01 through 4.04
thereof, (ii) taxes and
other governmental
charges, (iii) such
registration fees as may
from time to time be in
effect for the
registration of trans-
fers of Shares generally
on the share register of
the Company or Foreign
Registrar (including the
Share Depository Center)
and applicable to
transfers of Shares to
the name of the Deposi-
tary or its nominee or
the Custodian or its
nominee on the making of
deposits or withdrawals
under the Deposit Agree-
ment, (iv) such cable,
telex and facsimile
transmission expenses as
are expressly provided
for in the Deposit
Agreement, (v) such
reasonable and customary
expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to
Section 4.05 of the
Deposit Agreement, (vi)
a fee not in excess of
US$5.00 per 100 American
Depositary Shares (or
portion thereof) for the
issuance or surrender,
respectively, of a
Receipt, (vii) a fee of
US$.02 or less per
American Depositary
Share (or portion
thereof) for any cash
distribution made
pursuant to the Deposit
Agreement including but
not limited to Sections
4.01 through 4.04, and
(viii) a fee not in
excess of US$1.50 per
certificate for a
Receipt or Receipts for
transfers made pursuant
to the terms of the De-
posit Agreement.

		The Depositary,
subject to Section 2.09
of the Deposit Agreement
and Paragraph 10 hereof,
may own and deal in any
class of securities of
the Company and its
affiliates and in
Receipts.

	10.	PRE-RELEASE OF SHARES
AND RECEIPTS.  In its
capacity as Depositary,
the Depositary will lend
neither the Shares held
under the Deposit
Agreement nor the
Receipts; provided,
however, that the
Depositary reserves the
right to (i) execute and
deliver Receipts prior
to the receipt of Shares
pursuant to Section 2.02
of the Deposit Agreement
and (ii) deliver Shares
prior to the receipt and
cancellation of
Receipts pursuant to
Section 2.05 of the
Deposit Agreement,
including Receipts which
were issued under (i)
above but for which
Shares may not have been
received.  The
Depositary may receive
Receipts in lieu of
Shares under (i) above
and receive Shares in
lieu of Receipts under
(ii) above.  Each such
transaction will be (a)
preceded or accompanied
by a written repre-
sentation from the
Person to whom Receipts
or Shares are to be
delivered that such
Person, or its customer,
owns the Shares or
Receipts to be remitted,
as the case may be, (b)
at all times fully
collateralized with cash
or such other collateral
as the Depositary deems
appropriate, (c)
terminable by the
Depositary on not more
than five business days'
notice, and (d) subject
to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The De-
positary will normally
limit the number of
Receipts and Shares in-
volved in such
transactions at any one
time to 30% of the
American Depositary
Shares outstanding
(without giving effect
to American Depositary
Shares evidenced by
Receipts outstanding
under (i) above), or
Shares held under the
Deposit Agreement,
respectively; provided,
however, that the
Depositary reserves the
right to change or
disregard such limit
from time to time as it
deems appropriate.  The
Depositary will also set
limits with respect to
the number of Receipts
and Shares involved in
transactions to be
undertaken under the
Deposit Agreement with
any one Person on a case
by case basis as it
deems appropriate.

		The Depositary may
retain for its own
account any compensation
received by it in
connection with the
foregoing.

	11.	TITLE TO RECEIPTS.
It is a condition of
this Receipt and every
successive Owner and
Holder of this Receipt
by accepting or holding
the same consents and
agrees, that title to
this Receipt (and to
each American Depositary
Share evidenced hereby)
when such Receipt is
properly endorsed or ac-
companied by proper
instrument or
instruments of transfer,
is  transferable by
delivery with the same
effect as in the case of
a negotiable instrument
under the law of the
State of New York;
provided, however, that
the Company and the
Depositary,
notwithstanding any
notice to the contrary,
may treat the Person in
whose name this Receipt
is registered on the
books of the Depositary
as the absolute Owner
hereof for the purpose
of determining the
Person entitled to any
distribution of
dividends or other
distributions or to any
notice provided for in
the Deposit Agreement
and for all other
purposes and neither the
Depositary nor the
Company shall have any
obligation or be subject
to any liability under
the Deposit Agreement or
this Receipt to any
Holder of a Receipt
unless such Holder is
the Owner hereof.

	12.	VALIDITY OF RECEIPT.
 This Receipt shall not
be entitled to any
benefits under the
Deposit Agreement or be
valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the
Depositary by the manual
signature of a duly
authorized signatory;
provided, however that
such signature may be a
facsimile if a Registrar
for Receipts shall have
been appointed and such
Receipts are
countersigned by the
manual or facsimile
signature of a duly
authorized officer of
the Registrar.

	13.	REPORTS; INSPECTION
OF TRANSFER BOOKS, ETC.
 The Company currently
furnished the United
States Securities and
Exchange Commission
(hereinafter called the
"Commission") with
certain public reports
and documents required
by foreign law or
otherwise under Rule
12g3-2(b) under the
Securities Exchange Act
of 1934.  Such reports
and communications will
be available for
inspection and copying
at the public reference
facilities maintained by
the Commission located
at 450 Fifth Street,
N.W., Washington, DC
20549.

 		The Depositary
will make available
for inspection by
Owners at its
Corporate Trust
Office (i) the
Deposit Agreement and
(ii) any reports and
communications,
including any proxy
soliciting material,
received from the
Company which are
both (a) received by
the Depositary as the
holder of the
Deposited Securities
and (b) made
generally available
to the holders of
such Deposited
Securities by the
Company.

		The Depositary will
keep books for the
registration of Receipts
and transfers of
Receipts which at all
reasonable times shall
be open for inspection
by the Owners, provided
that such inspection
shall not be for the
purpose of communicating
with the Owners in the
interest of a business
or object other than the
business of the Company
or a matter related to
the Deposit Agreement or
the Receipts.  To the
extent required under
Rule 12g3-2(b) or
otherwise under the
Securities Exchange Act
of 1934, such reports
and communications,
including any such proxy
soliciting material,
furnished to the
Depositary by the
Company shall be
furnished in English or,
where permitted by such
Rule, summarized in En-
glish.

	14.	DIVIDENDS AND
DISTRIBUTIONS.  Whenever
the Depositary receives
any cash dividend or
other cash distribution
by the Company on any
Deposited Securities,
the Depositary will, if
at the time of receipt
thereof any amounts re-
ceived in a foreign
currency can in the
judgment of the
Depositary be converted
on a reasonable basis
into Dollars
transferable to the
United States of
America, and subject to
the Deposit Agreement,
convert such dividend or
distribution into
Dollars and will
distribute promptly the
amount thus received
(net of the fees of the
Depositary as provided
in Paragraph 9 which
shall be solely the
obligation of the Owners
entitled to such
dividend or
distribution) to the
Owners entitled thereto,
in proportion to the
number of American
Depositary Shares
representing such
Deposited Securities
held by them,
respectively; provided,
however, that in the
event that the De-
positary or the Company
is required to withhold
and does withhold from
any cash dividend or
other cash distribution
in respect of any
Deposited Securities an
amount on account of
taxes or other
governmental charges,
the amount distributed
to the Owners on the
American Depositary
Shares representing such
Deposited Securities
shall be reduced
accordingly.  The
Depositary shall
distribute only such
amount, however, as can
be distributed without
attributing to any Owner
a fraction of one cent.
 Any such fractional
amounts shall be rounded
to the nearest whole
cent and so distributed
to Owners entitled
thereto.  The Company or
its agent shall remit to
the appropriate
governmental agency in
the Kingdom of Thailand
all amounts withheld and
owing to such agency.
The Depositary shall
remit to the appropriate
governmental agency in
the United States of
America all amounts
withheld and owing to
such agency.  The
Depositary shall forward
to the Company or its
agent such information
from its records as the
Company may request to
enable the Company or
its agent to file
necessary reports with
governmental authorities
or agencies.

		Subject tot he
provisions of the
Deposit Agreement,
whenever the Depositary
receives any
distribution other than
a distribution described
in Sections 4.01, 4.03
or 4.04 of the Deposit
Agreement, the
Depositary shall cause
the securities or
property received by it
to be distributed to the
Owners entitled thereto,
in proportion to the
number of American
Depositary Shares
representing such
Deposited Securities
held by them
respectively, in any
manner that the
Depositary may deem eq-
uitable and practicable
for accomplishing such
distribution; provided,
however, that if in the
opinion of the
Depositary such
distribution cannot be
made proportionately
among the Owners
entitled thereto, or if
for any other reason
(including, but not
limited to, any
requirement that the
Company, a Custodian or
the Depositary withhold
an amount on account of
taxes or other
governmental  charges or
that such securities
must be registered under
the Securities Act of
1933 in order to be
distributed to Owners or
Holders) the Depositary
deems such distribution
not to be feasible, the
Depositary may adopt
such method as it may
deem equitable and
practicable for the
purpose of effecting
such distribution,
including, but not lim-
ited to, the public or
private sale of the
securities or property
thus received, or any
part thereof, and the
net proceeds of any such
sale (net of the fees of
the Depositary as
provided in Paragraph 9)
shall be distributed by
the Depositary to the
Owners entitled thereto
as in the case of a
distribution received in
cash.

		If any distribution
upon any Deposited
Securities consists of a
dividend in, or free
distribution of, Shares,
the Depositary may and
shall if the Company
shall so request,
distribute to the Owners
of outstanding Receipts
entitled thereto,
additional Receipts for
an aggregate number of
American Depositary
Shares representing the
amount of Shares
received as such
dividend or free
distribution.  In lieu
of delivering Receipts
for fractional American
Depositary Shares in any
such case, the
Depositary will sell the
amount of Shares
represented by the
aggregate of such
fractions and distribute
the net proceeds in
Dollars, all in the
manner and subject to
the conditions set forth
in the Deposit
Agreement.  If
additional Receipts are
not so distributed, each
American Depositary
Share shall thenceforth
also represent its
proportionate interest
in the additional Shares
distributed upon the
Deposited Securities
represented thereby.

		In connection with
any distribution to
Owners, the Company or
its agent, the
Depositary or its agent,
as appropriate, will
remit to the appropriate
governmental authority
or agency all amounts,
if any, required to be
withheld by the Company,
the Depositary or the
Custodian and owing to
such authority or
agency.  In the event
that the Depositary
determines that any
distribution in property
(including  Shares and
rights to subscribe
therefor) is subject to
any tax which the
Depositary is obligated
to withhold, the De-
positary may dispose of
all or a portion of such
property (including
Shares and rights to
subscribe therefor) in
such amounts and in such
a manner as the
Depositary deems
necessary and
practicable to pay any
such taxes, by public or
private sale, and the
Depositary shall
distribute the net
proceeds of any such
sale after deduction of
such taxes to the Owners
entitled thereto in pro-
portion to the number of
American Depositary
Shares held by them
respectively and the
Depositary shall
distribute any unsold
balance of such property
in accordance with the
provisions of this
Receipt and the Deposit
Agreement.

		The Depositary shall
use reasonable efforts
but without expense to
the Depositary to make
and maintain
arrangements enabling
Owners who are citizens
or residents of the
United States of America
to receive any tax
credits or other
benefits (pursuant to
treaty or otherwise)
relating to dividend
payments on the American
Depositary Shares.

	15.	RIGHTS.  In the event
that the Company shall
offer or cause to be
offered to the holders
of any Deposited Securi-
ties any rights to sub-
scribe for additional
Shares or any rights of
any other nature, the
Depositary, after
consultation with the
Company,  shall have
discretion as to the
procedure to be followed
in making such rights
available to any Owners
entitled thereto or in
disposing of such rights
on behalf of such Owners
and making the net
proceeds available in
Dollars to such Owners
or, if by the terms of
such rights offering or
by reason of applicable
law, the Depositary may
neither make such rights
available to any Owners
nor dispose of such
rights and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse;
provided, however, that
if at the time of the
offering of any rights
the Depositary deter-
mines in its  discretion
that it is lawful and
feasible to make such
rights available to all
Owners or to certain
Owners but not to other
Owners, the Depositary
may distribute to any
Owner to whom it
determines the
distribution to be
lawful and feasible, in
proportion to the number
of American Depositary
Shares held by such
Owner, warrants or other
instruments therefor in
such form as it deems
appropriate.  If the
Depositary determines in
its discretion that it
is not lawful and
feasible to make such
rights available to
certain Owners, it may
sell the rights, war-
rants or other
instruments in
proportion to the number
of American Depositary
Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly
make such rights
available, and allocate
the net proceeds of such
sales (net of the fees
of the Depositary as
provided in Section 5.09
of the Deposit Agreement
and all taxes and
governmental charges
payable in connection
with such rights and
subject to the terms and
conditions of this
Receipt and of the
Deposit Agreement) for
the account of such
Owners otherwise
entitled to such rights,
warrants or other
instruments, upon an
averaged or other
practical basis without
regard to any
distinctions among such
Owners because of
exchange restrictions or
the date of delivery of
any Receipt or
otherwise.  The
Depositary shall not be
responsible for any
failure to determine
that it may be lawful or
feasible to make such
rights available to
Owners in general or any
Owner in particular.

		If an Owner of
Receipts requests the
distribution of warrants
or other instruments in
order to exercise the
rights allocable to the
American Depositary
Shares of such Owner
under the Deposit
Agreement, the
Depositary will make
such rights available to
such Owner upon written
notice from the Company
to the Depositary that
(i) the Company has
elected in its sole
discretion to permit
such rights to be
exercised and (ii) such
Owner has executed such
documents as the Company
has determined in its
sole discretion are rea-
sonably required  under
applicable law.  Upon
instruction pursuant to
such warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the
account of such Owner of
an amount equal to the
purchase price of the
Shares to be received
upon the exercise of the
rights, and upon payment
of the fees of the
Depositary as set forth
in such warrants or
other instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and
the Company shall cause
the Shares so purchased
to be delivered to the
Depositary on behalf of
such Owner.  As agent
for such Owner, the
Depositary will cause
the Shares so purchased
to be deposited pursuant
to Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver to
such Owner Restricted
Receipts.

		If registration under
the Securities Act of
1933 or any other
applicable law of the
securities to which any
rights relate is
required in order for
the Company to offer
such rights to Owners
and sell the securities
received upon the
exercise of such rights
to Owners, the
Depositary will not
offer such rights to
Owners unless and until
such a registration
statement is in effect,
or unless the offering
and sale of such rights
or securities to Owners
of such Receipts is
exempt from registration
under the provisions of
such Act.  The Company
shall have no obligation
to register such rights
or such securities under
the Securities Act of
1933.

	16.	CONVERSION OF FOREIGN
CURRENCY.  Whenever the
Depositary shall receive
foreign currency, by way
of dividends or other
distributions or as the
net proceeds from the
sale of securities,
property or rights, and
if at the time of the
receipt thereof the
foreign currency so
received can in the
judgment of the
Depositary be converted
on a reasonable basis
into Dollars and the
resulting Dollars
distributed to the
Owners entitled thereto,
the Depositary shall
promptly convert or
cause to be converted,
by sale or in any other
manner that it may
determine, such foreign
currency into Dollars,
and such Dollars (net of
any reasonable and
customary conversion
expenses of the De-
positary) shall be
promptly distributed to
the Owners entitled
thereto or, if the
Depositary shall have
distributed any warrants
or other instruments
which entitle the
holders thereof to such
Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation in whole or
in part depending upon
the terms of such war-
rants and/or instru-
ments.  Such
distribution shall be
made in proportion to
the number of American
Depositary Shares
representing Deposited
Securities held
respectively by such
Owners and entitling
them to such Dollars.
Such distribution may be
made upon an averaged or
other practicable basis
without regard to any
distinctions among
Owners on account of
exchange restrictions or
otherwise.

		If such conversion or
distribution can be
effected only with the
approval or license of
any government or agency
thereof, the Depositary
shall file such
application for approval
or license, if any, as
it may deem desirable.

		If at any time the
Depositary shall
determine that in its
judgment any foreign
currency received by the
Depositary is not
convertible on a
reasonable basis into
Dollars distributable to
Owners entitled thereto,
or if any approval or
license of any
government or agency
thereof which is
required for such
conversion is denied or
in the reasonable
opinion of the De-
positary is not
obtainable, or if any
such approval or license
is not obtained within a
reasonable period as
determined by the
Depositary, the
Depositary may
distribute the foreign
currency (or an
appropriate document
evidencing the  right to
receive such foreign
currency) received by
the Depositary to, or in
its discretion may hold
such foreign currency
for the respective
accounts of, the Owners
entitled to receive the
same.

		If any such
conversion of foreign
currency, in whole or in
part, cannot be effected
for distribution to some
Owners entitled thereto,
the Depositary may in
its discretion make such
conversion and
distribution in Dollars
to the extent
permissible to the
Owners entitled thereto
and may distribute the
balance of the foreign
currency received by the
Depositary to, or hold
such balance for the
respective accounts of,
the Owners entitled
thereto.

	17.	RECORD DATES.
Whenever any cash
dividend or other cash
distribution shall
become payable or any
distribution other than
cash shall be made, or
whenever rights shall be
issued with respect to
the Deposited
Securities, or whenever
for any reason the
Depositary causes a
change in the number of
Deposited Securities
that are represented by
each American Depositary
Share, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or
other Deposited
Securities, the Deposi-
tary will fix a record
date after consultation
with the Company if such
record date is different
from the record date
applicable to the
Deposited Securities,
for the determination of
the Owners who will be
entitled, as the case
may be, to receive such
dividend, distribution
or rights, or the net
proceeds of the sale
thereof, or to give
instructions for the
exercise of voting
rights (if any) at any
such meeting, or for
fixing the date on or
after which each Ameri-
can Depositary Share
will represent the
changed number of
Shares, subject to the
provisions of the
Deposit Agreement.

	18.	VOTING OF DEPOSITED
SECURITIES.  Until the
Depositary receives
written notice from the
Company to the contrary,
 Owners of American
Depositary Shares
represented by Shares
will not be entitled to
instruct the Depositary
as to the exercise of
voting rights pertaining
to such Shares, and the
Depositary shall instead
give a discretionary
proxy for such Shares to
a person designated by
the Company.  Upon
receipt by the
Depositary of such
notice to the contrary,
then and thereafter the
remaining provisions of
this paragraph shall
apply.

		(i)  As soon as
practicable, unless
otherwise instructed by
the Company, after
receipt of notice of any
meeting or solicitation
of consents or proxies
of holders of Shares or
other Deposited
Securities, the
Depositary shall mail to
the Owners a notice
containing (a) such
information as is
contained in the notice
received by the
Depositary, (b) a
statement that each
Owner at the close of
business on a specified
record date will be
entitled, subject to
applicable law and the
provisions of the
Memorandum and Articles
of Association of the
Company and the terms of
or governing Deposited
Securities, to instruct
the Depositary as to the
exercise of voting
rights, if any,
pertaining to the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Owner's Receipts and (c)
a statement as to the
manner in which such in-
structions may be given,
including, when
applicable, an express
indication that
instructions may be
given (or, if
applicable, deemed given
in accordance with
clause (ii) of this
Paragraph 18, if no
instruction is received)
to the Depositary to
give a discretionary
proxy to a Person
designated by the
Company.  Upon the
written request of an
Owner on such record
date, received on or
before the date
established by the
Depositary for such
purpose, the Depositary
shall endeavor insofar
as practicable and
permitted under
applicable law and the
provisions of the
Memorandum and Articles
of Association of the
Company and the terms of
or governing Deposited
Securities to vote or
cause to be voted  the
Deposited Securities
represented by the
American Depositary
Shares evidenced by such
Owner's Receipts in
accordance with any
nondiscretionary
instructions set forth
in such request,
including the
instruction to give a
discretionary proxy to a
Person designated by the
Company.  The Depositary
shall not, and the
Depositary shall ensure
that each Custodian or
any of its nominees
shall not, exercise any
voting discretion over
any Deposited Securi-
ties.

		(ii)  If after
complying with the
procedures set forth in
this Paragraph the
Depositary does not
receive instructions
from the Owner of a
Receipt on or before the
date established by the
Depositary for such
purpose, the Depositary
shall give a
discretionary proxy for
the Shares evidenced by
such Receipt to a Person
designated by the
Company.

	19.	CHANGES AFFECTING
DEPOSITED SECURITIES.
Upon any change in nomi-
nal value, change in par
value, split-up, con-
solidation, or any other
reclassification of
Deposited Securities, or
upon any
recapitalization,
reorganization, merger
or consolidation or sale
of assets affecting the
Company or to which it
is a party, any
securities which shall
be received by the
Depositary or a
Custodian in exchange
for or in conversion of
or in respect of
Deposited Securities
shall be treated as new
Deposited Securities
under the Deposit Agree-
ment, and American
Depositary Shares shall
thenceforth represent
(in addition to existing
Deposited Securities),
the new Deposited
Securities so received
in exchange or
conversion, unless
additional Receipts are
delivered pursuant to
the following sentence.
 In any such case the
Depositary may, upon
consultation with the
Company, and shall, if
the Company shall so re-
quest, execute and
deliver additional Re-
ceipts as in the case of
a dividend on the
Shares, or call for the
surrender of outstanding
Receipts to be exchanged
for new Receipts
specifically describing
such new Deposited Secu-
rities.

 	20.	LIABILITY OF
DEPOSITARY AND
COMPANY.  Neither the
Depositary nor the
Company shall incur
any liability to any
Owner or Holder, if
by reason of any
provision of any
present or future law
of the United States
of America or the
Kingdom of Thailand
or any other country,
or of any other
governmental or
regulatory authority,
stock exchange or
NASDAQ, or by reason
of any provisions,
present or future, of
the Memorandum or
Articles of
Association of the
Company, or by reason
of any terms of any
securities issued or
distributed by the
Company, or any
offering or distribu-
tion thereof, or by
reason of any act of
God or war or other
circumstances beyond
their control, the
Depositary or the
Company shall be pre-
vented, delayed or
forbidden from doing
or performing any act
or thing contemplated
by the terms of the
Deposit Agreement;
nor shall the Deposi-
tary or the Company
incur any liability
to any Owner or
Holder by reason of
any non-performance
or delay, caused as
aforesaid, in the
performance of any
act or thing
contemplated by the
terms of the Deposit
Agreement, or by
reason of any
exercise of, or
failure to exercise,
any discretion
provided for in the
Deposit Agreement.
Where, by the terms
of a distribution
pursuant to Sections
4.01, 4.02 or 4.03 of
the Deposit
Agreement, or an
offering or distribu-
tion pursuant to
Section 4.04 of the
Deposit Agreement, or
because of applicable
law, such
distribution or
offering may not be
made available to all
or certain Owners,
and the Depositary
may not dispose of
such distribution or
offering on behalf of
such Owners and make
the net proceeds
available to such
Owners, then the
Depositary shall not
make such distri-
bution or offering,
and shall allow any
rights, if ap-
plicable, to lapse,
without any liability
to the Depositary or
the Company to any
Owner or Holder or
any other Person.
Neither the Company
nor the Depositary
assumes any
obligation or shall
be subject to any
liability under the
Deposit Agreement to
Owners or Holders,
except that they
agree to use their
best judgment and to
act in good faith in
the performance of
such duties as are
specifically set
forth in  the Deposit
Agreement.  The
Depositary shall not
be subject to any
liability with
respect to the
validity or worth of
the Deposited
Securities.  Neither
the Depositary nor
the Company shall be
under any obligation
to appear in,
prosecute or defend
any action, suit or
other proceeding in
respect of any
Deposited Securities
or in respect of the
Receipts, which in
its opinion may
involve it in expense
or liability, unless
indemnity sat-
isfactory to it
against all expense
and liability be
furnished as often as
may be required, and
the Custodian shall
not be under any
obligation whatsoever
with respect to such
proceedings, the
responsibility of the
Custodian being
solely to the
Depositary.  Neither
the Depositary nor
the Company shall be
liable for any action
or non-action by it
in reliance upon the
advice of or
information from le-
gal counsel,
accountants, any
Person presenting
Shares for deposit,
any Owner or Holder,
or any other Person
believed by it in
good faith to be
competent to give
such advice or in-
formation including
but not limited to,
any such action or
non-action based upon
any written notice,
request, direction or
other document be-
lieved by it to be
genuine and to have
been signed or
presented by the
proper party or
parties.  The
Depositary shall not
be responsible for
any failure to carry
out any instructions
to vote any of the
Deposited Securities,
or for the manner in
which any such vote
is cast or the effect
of any such vote,
provided that any
such action or non-
action is in good
faith.  The
Depositary shall not
be liable for any
acts or omissions
made by a successor
depositary whether in
connection with a
previous act or
omission of the
Depositary or in
connection with any
matter arising wholly
after the removal or
resignation of the
Depositary, provided
that the Depositary
exercised its best
judgment and good
faith while it acted
as Depositary.  The
Company agrees to
indemnify the
Depositary and any
Custodian and any of
their respective
directors, employees,
agents and affiliates
against, and hold
each of them harmless
from, any liability
or expense which may
arise out of acts
performed or omitted,
 in accordance with
the provisions of the
Deposit Agreement and
of the Receipts, as
the same may be
amended, modified or
supplemented from
time to time, (i) by
either the Depositary
or any Custodian or
any of their
respective directors,
employees, agents or
affiliates, except
for any liability or
expense arising out
of the negligence or
bad faith of any of
them, or (ii) by the
Company or any of its
directors, employees,
duly authorized
agents and
affiliates.  The
Depositary agrees to
indemnify the
Company, its di-
rectors, employees,
agents and affiliates
and hold them
harmless from any li-
ability or expense
which may arise out
of acts performed or
omitted by the
Depositary or any
Custodian or their
respective directors,
employees, agents and
affiliates arising
out of the negligence
or bad faith of any
of them.

		No disclaimer of
liability under the
Securities Act of 1933
is intended by any
provision of the Deposit
Agreement.

		Any Person seeking
indemnification under
the Deposit Agreement
(an "indemnified
person") shall notify
the Person from whom it
is seeking
indemnification (the
"indemnifying person")
of a commencement of any
indemnifiable action or
claim promptly after
such indemnified person
becomes aware of such
commencement and shall
consult in good faith
with the indemnifying
person as to the conduct
of the defense of such
action or claim, which
defense shall be
reasonable under the
circumstances.  No
indemnified person shall
compromise or settle any
action or claim without
the consent of the in-
demnifying person.

	21.	RESIGNATION AND
REMOVAL OF DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.  The
Depositary may at any
time resign as
Depositary under the
Deposit Agreement by
written notice of its
election so to do
delivered to the
Company, such
resignation to take ef-
fect upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.  The De-
positary may at any time
be removed by the
Company by written
notice of such removal,
effective upon the
appointment of a
successor depositary and
its acceptance of such
appointment as provided
in the Deposit
Agreement.

		In case at any time
the Depositary acting
under the Deposit
Agreement shall resign
or be removed, the
Company shall use its
best efforts to appoint
a successor depositary,
which shall be a bank or
trust company having an
office in the Borough of
Manhattan, The City of
New York.  Every
successor depositary
shall execute and
deliver to its
predecessor and to the
Company an instrument in
writing accepting its
appointment under the
Deposit Agreement, and
thereupon such successor
depositary, without any
further act or deed,
shall become fully
vested with all the
rights, powers, duties
and obligations of its
predecessor; but such
predecessor,
nevertheless, upon pay-
ment of all sums due it
and on the written
request of the Company
shall execute and
deliver an instrument
transferring to such
successor all rights and
powers of such
predecessor under the
Deposit Agreement, shall
duly assign, transfer
and deliver nominal
ownership in the
Deposited Securities to
such successor with the
beneficial ownership to
remain vested in the
Owners, and shall
deliver to such
successor a list of the
Owners of all
outstanding Receipts.
Any such successor
depositary shall
promptly mail notice of
its appointment to the
Owners.

		Any corporation into
or with which the
Depositary may be merged
or consolidated shall be
the successor of the De-
positary without the ex-
ecution or filing of any
document or any further
act.  Whenever the De-
positary in its
discretion determines
that it is in the best
interest of the Owners
to do so, it may appoint
a substitute or
additional custodian or
custodians.

 	22.	AMENDMENT.  The
form of the Receipts
and any provisions of
the Deposit Agreement
may at any time and
from time to time be
amended by agreement
between the
Depositary and the
Company in any
respect which they
may deem necessary or
desirable.  Any
amendment which shall
impose or increase
any fees or charges
(other than taxes and
other governmental
charges), or which
shall otherwise
prejudice any
substantial existing
right of Owners,
shall, however, not
become effective as
to outstanding
Receipts until the
expiration of 30 days
after notice of such
amendment shall have
been given to the
Owners of outstanding
Receipts.  Every
Owner and Holder at
the time any
amendment so becomes
effective shall be
deemed, by continuing
to hold such Receipt,
to consent and agree
to such amendment and
to be bound by the
Deposit Agreement as
amended thereby.  In
no event shall any
amendment impair the
right of the Owner of
any Receipt to
surrender such
Receipt and receive
therefor the
Deposited Securities
represented thereby
except in order to
comply with mandatory
provisions of
applicable law.

	23.	TERMINATION OF
DEPOSIT AGREEMENT.  The
Depositary will at any
time at the direction of
the Company terminate
the Deposit Agreement by
mailing notice of such
termination to the
Owners of all Receipts
then outstanding at
least 30 days prior to
the date fixed in such
notice for such termina-
tion.  The Depositary
may likewise terminate
the Deposit Agreement by
mailing notice of such
termination to the Com-
pany and the Owners of
all Receipts then
outstanding if at any
time 90 days shall have
expired after the
Depositary shall have
delivered to the Company
a written notice of its
election to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as
provided in Section 5.04
of the Deposit
Agreement.  If any
Receipts shall remain
outstanding after the
date of termination, the
Depositary thereafter
shall discontinue the
registration of trans-
fers of Receipts, shall
suspend the distribution
of dividends  to the
Owners thereof, shall
not accept deposits of
Shares (and shall
instruct each Custodian
to act accordingly), and
shall not give any
further notices or
perform any further acts
under the Deposit
Agreement, except that
the Depositary shall
continue to collect
dividends and other
distributions pertaining
to Deposited Securities,
shall sell property and
rights and convert
Deposited Securities
into cash as provided in
the Deposit Agreement,
and shall continue to
deliver Deposited
Securities, together
with any dividends or
other distributions
received with respect
thereto and the net
proceeds of the sale of
any rights or other
property, in exchange
for Receipts surrendered
to the Depositary (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges).  At any time
after the expiration of
one year from the date
of termination, the
Depositary may sell the
Deposited Securities
then held under the
Deposit Agreement and
may thereunder hold
uninvested the net
proceeds of any such
sale, together with any
other cash then held by
it thereunder, unsegre-
gated and without
liability for interest,
for the pro rata benefit
of the Owners of
Receipts which have not
theretofore been
surrendered, such Owners
thereupon becoming gen-
eral creditors of the
Depositary with respect
to such proceeds.  After
making such sale, the
Depositary shall be dis-
charged from all
obligations under the
Deposit Agreement,
except to account for
such net proceeds and
other cash (after
deducting, in each case,
the fee of the
Depositary for the
surrender of a Receipt,
any expenses for the
account of the Owner of
such Receipt in
accordance with the
terms and conditions of
the Deposit Agreement,
and any applicable taxes
or governmental
charges), and as
provided in the final
sentence of this
Paragraph 23.  Upon the
termination of the De-
posit Agreement, the
Company shall be dis-
charged from all
obligations under the
Deposit Agreement except
for its  obligations to
the Depositary with
respect to
indemnification, charges
and expenses.  The
obligations and rights
of the Depositary and
Custodian under Section
5.08 or the Deposit
Agreement shall survive
the termination of the
Deposit Agreement

	24.	COMPLIANCE WITH
UNITED STATES SECURITIES
LAWS.  Notwithstanding
any provisions in this
Receipt or the Deposit
Agreement to the
contrary, the Company
and the Depositary have
each agreed that neither
of them will exercise
any rights either of
them may have under the
Deposit Agreement or the
Receipt to prevent the
withdrawal or delivery
of Deposited Securities
in a manner which would
violate the United
States securities laws,
including, but not
limited to Section I
A(1) of the General
Instructions to the Form
F-6 Registration
Statement, as amended
from time to time, under
the Securities Act of
1933.
















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